Exhibit No. 99

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-01
                            POOL PROFILE (1/10/2003)

--------------------------------------------------------------------------------

                                    --------------------   --------------------
                                             BID                TOLERANCE
                                    --------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Feb-02
INTEREST RATE RANGE                          5.125-7.625
GROSS WAC                                         5.860%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                               1 bps
WAM (in months)                                      178          (+/- 2 month)

WALTV                                                57%          (maximum +5%)

CALIFORNIA %                                         35%          (maximum 40%)

AVERAGE LOAN BALANCE                            $490,000     (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,200,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                 18%         (maximum  +5%)

PRIMARY RESIDENCE %                                  96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                             93%          (minimum -5%)

FULL DOCUMENTATION %                                 65%          (minimum -5%)

UNINSURED (greater than) 80% LTV %                    0%          (maximum +1%)





  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-01
                            POOL PROFILE (1/10/2003)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                       5.25% or 5.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.03%    0.08%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         07-Feb-03               9:00 AM

SETTLEMENT DATE                                  26-Feb-03

ASSUMED SUB LEVELS                                     AAA          1.250%
                                                        AA            TBD
                                                         A            TBD
                                                       BBB            TBD
                                                        BB            TBD
                                                         B            TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
     1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
     1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
     2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                              Brad Davis (301) 846-8009
                                            Mike Miller (301) 815-6397
                                            Gretchen Markley (301) 846-8356



--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                         WFASC DENOMINATION POLICY
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TYPE AND DESCRIPTION OF CERTIFICATES                                         MINIMUM         PHYSICAL        BOOK ENTRY
                                                                           DENOMINATION    CERTIFICATES     CERTIFICATES
                                                                              (1)(4)
---------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000          Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                            $100,000         Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit           $100,000        Standard       Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                   (2)           Standard       Upon Request

Residual Certificates                                                          (3)           Required       Not Allowed

All other types of Class A Certificates                                        (5)              (5)             (5)



CLASS B (Investment Grade)                                                   $100,000         Allowed         Allowed

CLASS B (Non-Investment Grade)                                               $250,000        Required       Not Allowed
---------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-01
                            POOL PROFILE (1/10/2003)

--------------------------------------------------------------------------------

                                    --------------------   --------------------
                                             BID                TOLERANCE
                                    --------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Feb-02
INTEREST RATE RANGE                          5.125-7.625
GROSS WAC                                         5.860%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.0 bps
WAM (in months)                                      178          (+/- 2 month)

WALTV                                                57%          (maximum +5%)

CALIFORNIA %                                         35%          (maximum 40%)

AVERAGE LOAN BALANCE                            $490,000     (maximum $500,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,200,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                 18%         (maximum  +5%)

PRIMARY RESIDENCE %                                  96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                             93%          (minimum -5%)

FULL DOCUMENTATION %                                 65%          (minimum -5%)

UNINSURED (greater than) 80% LTV %                    0%          (maximum +1%)





  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-01
                            POOL PROFILE (1/10/2003)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                       5.25% or 5.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.03%    0.08%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         07-Feb-03               9:00 AM

SETTLEMENT DATE                                  26-Feb-03

ASSUMED SUB LEVELS                                     AAA          1.250%
                                                        AA            TBD
                                                         A            TBD
                                                       BBB            TBD
                                                        BB            TBD
                                                         B            TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
     1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
     1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
     2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Mike Miller (301) 815-6397
                                              Gretchen Markley (301) 846-8356



--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          WFASC DENOMINATION POLICY
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TYPE AND DESCRIPTION OF CERTIFICATES                                         MINIMUM         PHYSICAL        BOOK ENTRY
                                                                           DENOMINATION    CERTIFICATES     CERTIFICATES
                                                                              (1)(4)
---------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000          Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                            $100,000         Allowed         Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit           $100,000        Standard       Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                   (2)           Standard       Upon Request

Residual Certificates                                                          (3)           Required       Not Allowed

All other types of Class A Certificates                                        (5)              (5)             (5)



CLASS B (Investment Grade)                                                   $100,000         Allowed         Allowed

CLASS B (Non-Investment Grade)                                               $250,000        Required       Not Allowed
---------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.